UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road
Princeton Junction,	New Jersey	08550
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 8, 2025, Natalia Shuman, President and Chief Executive Officer of Mistras Group (the “Company”), was awarded 25,000 restricted stock units (“RSUs”) and options (“Options”) to purchase 35,000 shares of the Company’s common stock, pursuant to approval of the Compensation Committee of the Company’s Board of Directors. The RSUs vest in three equal annual installments on the first three anniversary dates of the September 8, 2025, grant date. Upon vesting, each RSU is converted into one share of Mistras common stock. The terms of the award are consistent with the standard terms of RSU awards for senior officers. The Options have an exercise price of $9.71, the September 8, 2025, closing price on the New York Stock Exchange for the Company’s common stock. The Options can be exercised any time on or after September 8, 2026, and expire 10 years after the September 8, 2025, grant date, in each case subject to certain exceptions as to the vesting and expiration in case of termination of employment, death or disability. The Option Agreement and RSU Agreement are filed herewith, and the terms of the agreements are incorporated herein by reference.

The Compensation Committee granted Ms. Shuman these awards at this strategic time for the Company because the Board felt that the CEO should have stock ownership to ensure alignment with our shareholders to promote a vested interest in the Company’s long-term performance. Ms. Shuman was not granted any equity upon commencing her employment and now that she has been in this key role for 8 months, the Board and the Compensation Committee determined that these awards were warranted.

Item 9.01.  Financial Statement and Exhibits

Exhibit No.     Description

10.1          Option Award Agreement between the Company and Natalia Shuman
10.2        Restricted Stock Unit Certificate between the Company and Natalia Shuman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: September 10, 2025	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

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